UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 28, 2026
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 28, 2026, Genprex, Inc. (“Genprex” or the “Company”) issued a press release announcing that research conducted under its sponsored research collaboration with Meharry Medical College will be featured at the Gerontological Society of America (“GSA”) 2026 Annual Scientific Meeting, taking place November 4-7, 2026, in National Harbor, Maryland. The research investigates the role of TUSC2, the tumor suppressor gene used in Genprex’s lead oncology candidate REQORSA (quaratusugene ozeplasmid, or “Quar Oze”), in mitochondrial biology, cellular resilience, and molecular processes associated with aging. The work contributes to an expanding understanding of TUSC2 and REQORSA biology and may help inform the evaluation of potential future therapeutic applications beyond oncology.

Genprex established a sponsored research collaboration with Meharry Medical College (Nashville, Tennessee) in 2024 to investigate aspects of REQORSA biology, including mitochondrial metabolism and molecular aging and their potential relationship to cancer. The collaboration builds on the scientific rationale underlying REQORSA, which is designed to restore tumor-suppressor function through delivery of the TUSC2 gene. Research conducted through the collaboration is examining the broader biological activities of REQORSA, including its involvement in cellular metabolism and stress-response pathways. Genprex is also working with Meharry Medical College to expand the scope of this research, with additional work intended to further investigate the role of REQORSA in aging-related biological processes.

GSA 2026 Poster Presentation
Title: “TUSC2 Gene Therapy in Humans Induces a Cellular-Resilience Program”
Session Name: Late Breaking Poster Session I
Session Date: Wednesday, Nov. 4, 2026
Session Time: 6:00 -7:15 p.m. ET
Location: Gaylord National Resort & Convention Center, Exhibit Hall C-D
Abstract ID: 2489375
Presenter: Mark S. Berger, MD, Chief Medical Officer of Genprex

The press release further noted that the sponsored research and collaboration with Meharry Medical College supports Genprex’s continued investigation of TUSC2 and REQORSA biology and its potential relevance to aging-related processes. While additional research will be needed to determine whether these findings could support future therapeutic development, the Company believes the work represents an opportunity to explore applications beyond oncology, alongside Genprex’s established development priorities in lung cancer and diabetes.

Cautionary Language Concerning Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Genprex’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Genprex’s Annual Report on Form 10-K for the year ended December 31, 2025.

Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Genprex’s ability to advance the clinical development, manufacturing and commercialization of its product candidates in accordance with projected timelines and specifications; the timing and success of Genprex’s clinical trials, its intended regulatory submissions and any resulting regulatory approvals; the effect of Genprex’s product candidates, alone and in combination with other therapies, on cancer and diabetes, as well as the potential effect in aging-related biological processes; the effects of any strategic research and development prioritization initiatives, and any other strategic alternatives or other efforts that Genprex takes or may take in the future that are aimed at optimizing and re-focusing Genprex’s diabetes, oncology and/or other clinical development programs including prioritization of resources, and the extent to which Genprex is able to implement such efforts and initiatives successfully to achieve the desired and intended results thereof; Genprex’s future growth and financial status, including Genprex’s ability to maintain compliance with the continued listing requirements of The Nasdaq Capital Market and to continue as a going concern and to obtain capital to meet its long-term liquidity needs on acceptable terms, or at all; Genprex’s commercial and strategic partnerships, including those with its third party vendors, suppliers and manufacturers and their ability to successfully perform and scale up the manufacture of its product candidates; and Genprex’s intellectual property and licenses.

These forward-looking statements should not be relied upon as predictions of future events and Genprex cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Genprex or any other person that Genprex will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Genprex disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: October 28, 2026	By:	/s/ Ryan M. Confer
Ryan M. Confer
President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)